                                                                    EXHIBIT 10.2

                           THIRD AMENDMENT TO CERTAIN
                              OPERATIVE AGREEMENTS


     THIS THIRD AMENDMENT TO CERTAIN OPERATIVE AGREEMENTS dated as of May 14, 1999 (this "Amendment") is by and among AOR SYNTHETIC REAL ESTATE, INC., a Delaware corporation (the "Lessee" or the "Construction Agent" or a "Tranche A Guarantor"); AMERICAN ONCOLOGY RESOURCES, INC., a Delaware corporation (the "Guarantor" or a "Tranche A Guarantor"); the various entities which are parties hereto as guarantors of the Tranche A Loans (subject to the definition of Tranche A Guarantors in Appendix A of the Participation Agreement, as defined below, individually a "Tranche A Guarantor" and collectively, the "Tranche A Guarantors"); FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually (in its individual capacity, the "Trust Company"), except as expressly stated herein, but solely as the Owner Trustee under the AOR Trust 1997-1 (the "Owner Trustee", the "Borrower" or the "Lessor"); the various banks and other lending institutions which are parties hereto as lenders (subject to the definition of Lenders in Appendix A of the Participation Agreement, individually, a "Lender" and collectively, the "Lenders"); the various banks and other lending institutions which are parties hereto as holders of certificates issued with respect to the AOR Trust 1997-1 (subject to the definition of Holders in Appendix A of the Participation Agreement, individually, a "Holder" and collectively, the "Holders"); and FIRST UNION NATIONAL BANK, a national banking association ("FUNB"), as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent").


                              W I T N E S S E T H:

     WHEREAS, pursuant to a certain Assignment and Assumption Agreement dated on or about the date hereof (as amended, modified, supplemented, restated and/or replaced from time to time, the "Loan Assignment to First Union") among the various banks and other lending institutions which were parties to the Existing Participation Agreement, in their capacity as lenders (in such capacity, the "Prior Lenders"), FUNB and the other parties referenced on the signature pages thereto, the Prior Lenders assigned to FUNB, and FUNB assumed, the right, title and interest of the Prior Lenders, in their capacity as lenders (subject to limited exceptions and all as more fully set forth therein);

     WHEREAS, pursuant to a certain Assignment and Assumption Agreement dated on or about the date hereof (as amended, modified, supplemented, restated and/or replaced from time to time, the "Holder Advance Assignment to First Union") among the various banks and other lending institutions which were parties to the Existing Participation Agreement, in their capacity as holders (in such capacity, the "Prior Holders"), FUNB and the other parties referenced on the signature pages thereto, the Prior Holders assigned to FUNB, and FUNB assumed, the right, title and interest of the Prior Holders, in their capacity as holders (subject to limited exceptions and all as more fully set forth therein);

     WHEREAS, pursuant to a certain Assignment and Assumption Agreement dated on or about the date hereof (as amended, modified, supplemented, restated and/or replaced from time to time, the "Loan Assignment to the New Lenders") among FUNB, the Lenders and the other parties referenced on the signature pages thereto, FUNB assigned to the Lenders, and the Lenders assumed, the right, title and interest of FUNB, in its capacity as lender (subject to limited exceptions and all as more fully set forth therein);

     WHEREAS, pursuant to a certain Assignment and Assumption Agreement dated on or about the date hereof (as amended, modified, supplemented, restated and/or replaced from time to time, the "Holder Advance Assignment to the New Holders") among FUNB, the Holders and the other parties referenced on the signature pages thereto, FUNB assigned to the Holders, and the Holders assumed, the right, title and interest of FUNB, in its capacity as holder (subject to limited exceptions and all as more fully set forth therein);

     WHEREAS, prior to the effective date of the Loan Assignment to First Union, the Holder Advance Assignment to First Union, the Loan Assignment to the New Lenders and the Holder Advance Assignment to the New Holders (collectively, the "Assignments"), the Prior Lenders, the Prior Holders, the Lessee, the Guarantor, the Tranche A Guarantors, the Owner Trustee and FUNB, as the agent for the Prior Lenders and respecting the Security Documents, as the agent for the Prior Lenders and the Prior Holders, were parties to the Participation Agreement dated as of December 30, 1997, as amended by the First Amendment to Participation Agreement and Credit Agreement dated as of January 30, 1998 and as further amended by the Second Amendment to certain Operative Agreements dated as of November 30, 1998 (as so amended, and as further amended, modified, supplemented, restated and/or replaced from time to time prior to the date of this Agreement, the "Existing Participation Agreement");

     WHEREAS, the Existing Participation Agreement, as amended by this Amendment, may be referred to herein as the "Participation Agreement";

     WHEREAS, the parties to this Amendment wish to amend certain agreements, instruments and other documents to which they are a party (or to which certain of them are a party) in connection with a lease financing arrangement provided in favor of Lessee by the other parties to this Amendment with regard to the Properties; and

     WHEREAS, after the effective date of the above-referenced assignments and after the effective date of this Amendment, the parties to this Amendment intend for the Loans, the Holder Advances and the other obligations evidenced by the Operative Agreements to constitute the same Loans, Holder Advances and other such obligations that existed prior to the effective date of such assignments and prior to the effective date of this Amendment and not to constitute a novation.

                               A G R E E M E N T

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment agree as follows:

     1. Definitions. Capitalized terms used herein but not otherwise defined herein shall have the meaning set forth therefor in Appendix A to the Participation Agreement. In the case of any conflict between the provisions of this Amendment and the provisions of the Operative Agreements, the provisions of this Amendment shall control construction of the terms.

     2.  Agency Agreement.  The Agency Agreement is amended as follows:

          (a) Section 3.2(a) is amended by adding the following sentence as the final sentence thereto:

          "Notwithstanding the foregoing, it is specifically understood and agreed that if at any time the total Property Costs remaining to be expended exceed the Unfunded Amount, the Construction Agent shall have the right to purchase or cause the Lessee to purchase any one or more of the Properties as set forth in Section 5.3(c) and the limitations on recourse set forth in Section 5.4 shall not apply.";

          (b) Section 3.3 is amended by deleting it in its entirety and replacing it with the following:

     "3.3 Failure to Complete Construction Period Properties and Purchase Obligation.

               If at any time prior to the Completion Date with respect to any Construction Period Property (a) there occurs a Casualty, or Condemnation, the loss from which exceeds or is expected to exceed ten percent (10%) of the aggregate Construction Budget for such Construction Period Property or that will prevent such Construction Period Property from being completed by the Construction Period Termination Date, (b) there shall occur any Environmental Violation which the Lessor deems material in its reasonable judgment, (c) there shall occur a Force Majeure Event which lasts beyond three (3) months,
          (d) the Construction Agent shall abandon or permanently discontinue the construction and development of such Construction Period Property (which abandonment or permanent discontinuance shall be deemed to have occurred if no work at such Construction Period Property site is undertaken or completed during a period of thirty (30) days or more for reasons other than a Force Majeure Event) and such abandonment or permanent discontinuance shall be determined by an arbitrator in accordance with the provisions of Section 12.7 of the Participation Agreement to be an act of willful misconduct, fraud or an illegal act on the part of the Construction Agent or (e) the Construction Agent shall abandon or permanently discontinue the construction and development of such Construction Period

          Property (which abandonment or permanent discontinuance shall be deemed to have occurred if no work at such Construction Period Property site is undertaken or completed during a period of thirty
          (30) days or more for reasons other than a Force Majeure Event) and either no arbitration proceeding referred to in the foregoing subsection (d) shall have been commenced within sixty (60) days from the date each of the parties hereto has knowledge of such abandonment or permanent discontinuance or an arbitrator, in a proceeding in accordance with the provisions of Section 12.7 of the Participation Agreement, shall determine such abandonment or permanent discontinuance is not an act of willful misconduct, fraud or an illegal act on the part of the Construction Agent then on a date (subject to the following two sentences) designated by the Lessor (v) in the case of the foregoing subsections (b) and (d), the Construction Agent shall pay to Lessor (and the limitations on recourse set forth in Section 5.4 shall not apply) an aggregate amount equal to the liquidated damages amount referenced in Section 5.3(b) of this Agreement regarding such Construction Period Property and on such date, so long as such liquidated damages amount is paid in full, Lessor shall transfer and convey to the Construction Agent all right, title and interest of Lessor in and to such Construction Period Property and all insurance, condemnation and other proceeds with respect to such Construction Period Property (to the extent such proceeds do not constitute a portion of such liquidated damages amount) and (w) in the case of the foregoing subsections (a), (c) and
          (e), the Construction Agent shall have the option (i) to pay to Lessor an aggregate amount equal to the liquidated damages amount referenced in Section 5.3(b) of this Agreement regarding such Construction Period Property (and the limitations on recourse set forth in Section 5.4 shall not apply) and on such date Lessor shall transfer and convey to the Construction Agent all right, title and interest of Lessor in and to such Construction Period Property and all insurance, condemnation and other proceeds with respect to such Construction Period Property (to the extent such proceeds do not constitute a portion of such liquidated damages amount) or (ii) (subject to the limitations of all applicable usury laws and the usury savings provisions of the Operative Agreements, including, without limitation, Section 12.16 of the Participation Agreement and Section 30.14 of the Lease) to pay to Lessor the Maximum Amount regarding such Construction Period Property and abandon all right, title and interest of the Construction Agent in and to such Construction Period Property. If either the foregoing subsections (d) or (e) applies to any Construction Period Property, then the Construction Agent shall pay the Lessor on a date designated by the Lessor the Maximum Amount as aforesaid, but without regard as to whether any applicable arbitration proceedings (if any) have been completed. To the extent subsection (d) is thereafter determined by such arbitrator to apply, then such Maximum Amount previously paid will be credited against the liquidated damages amount referenced in
          Section 5.3(b) of this Agreement. Upon payment of the Maximum Amount (except during the pendency of any arbitration proceeding referred to above or the sixty (60) day period referenced in the foregoing subsection (e)) respecting any particular Construction Period Property (as calculated for such Construction

          Period Property only) as aforesaid, no further amounts shall be owed by any Credit Party with respect to such Construction Period Property, and Lessor and each person or entity acting by or through the Lessor, including without limitation the Agent, the Lenders and the Holders shall have no (i) right against any Credit Party to any additional amount regarding such Construction Period Property, or (ii) claim respecting any other Property to satisfy any amount owed by any Credit Party with respect to such Construction Period Property or that would otherwise have been owed by any Credit Party with respect to such Construction Period Property. The parties to the Third Amendment (including their successors and assigns) nonetheless acknowledge and agree that (x) even though the maximum aggregate recovery from the Credit Parties is limited by the Maximum Amount in the foregoing subsection (w)(ii), the Lessor's right of recovery from such Construction Period Property (as opposed to any recovery from the Credit Parties) is not so limited (subject to the limitations of all applicable usury laws and the usury savings provisions of the Operative Agreements, including, without limitation, Section 12.16 of the Participation Agreement and Section 30.14 of the Lease) and (y) the provisions of this Section 3.3 shall in no way limit or otherwise affect the obligations of the Lessee and the Construction Agent (or the recourse of the Agent, the Lenders and the Holders against the Lessee and the Construction Agent) with respect to the Properties that are not Construction Period Properties (whether such obligations or recourse arise under the Operative Agreements or otherwise). At the cost and expense of the Construction Agent with respect to any Construction Period Property to be conveyed to the Construction Agent pursuant to this Section 3.3, the Lessor shall convey such Construction Period Property for which an amount equal to the liquidated damages amount referenced in Section 5.3(b) has been paid "AS-IS, WHERE-IS" and in its then present physical condition to the Construction Agent or its designee free and clear of Lessor Liens. If the foregoing subsections (v) and/or (w) are not applicable to a particular Construction Period Property because the requirements of the foregoing subsections (a), (b), (c), (d) or (e) are not satisfied, then the Construction Agent shall promptly and diligently complete the development, acquisition, refinancing, installation, construction and testing of such Construction Period Property in accordance with the Plans and Specifications and with the terms hereof and cause the Completion Date with respect to such Construction Period Property to occur on or prior to the Construction Period Termination Date. Any determination that an Environmental Violation is immaterial for purposes of this Agreement shall not limit the obligations of Lessee respecting such Environmental Violation under the Lease. The Construction Agent shall notify the Lessor of the occurrence of any of the matters described in the foregoing subsections (a), (c), (d) or
          (e) promptly upon the Construction Agent gaining knowledge thereof and the Construction Agent shall perform its obligations under Section
          15.2 of the Lease regarding Environmental Violations as to any Property subject thereto."; and

          (c) A new Section 5.4 is added as follows:

          "5.4  LIMITATION ON RECOURSE.

               Notwithstanding anything contained herein or in any other Operative Agreement to the contrary (except as expressly stated in Sections 3.2(a) and 3.3 of this Agreement and in the usury savings provisions of the Operative Agreements, including, without limitation,
          Section 12.16 of the Participation Agreement and Section 30.14 of the Lease), upon the occurrence and during the continuance of an Agency Agreement Event of Default relating solely to one or more of the Construction Period Properties (other than as a result of (x) a Lease Event of Default arising under Sections 17.1(g), (h), (i) or (j) of the Lease or (y) any indemnity claim pursuant to the Operative Agreements including without limitation pursuant to Sections 11.1 through 11.5 of the Participation Agreement, in either such case pursuant to the foregoing subsections (x) or (y), the limitations contained in this Section 5.4 shall not apply), the maximum aggregate amount that the Lessor, or any person or entity acting by or through the Lessor, including without limitation the Agent, the Lenders and the Holders, shall be entitled to recover from the Credit Parties on account of such Agency Agreement Event of Default with respect to each such Construction Period Property or Construction Period Properties shall be an amount equal to the sum of (collectively, the amounts referenced in the following provisions of this sentence may be referred to as the "Maximum Amount") (i) 89.9% of the aggregate Property Cost for all Construction Period Properties (unless Lessor upon the written advice of the Agent elects to exercise such remedy against fewer than all Construction Period Properties, in which case the amount for the foregoing portion of this subsection (i) shall be 89.9% of the aggregate Property Cost for such Construction Period Properties), exclusive of the portion of the aggregate Property Cost expended for the purchase of the Land related to such Construction Period Properties (the "Land Cost") plus (ii) 100% of the Land Cost, plus (iii) all amounts owed by the Lessee or the Construction Agent under or with respect to any Operative Agreement in connection with any Environmental Violation (including without limitation Environmental Violations referred to in Section 3.3) related to such Construction Period Properties plus (iv) any loss, cost or damage suffered by the Lessor, the Agent or any Lender or Holder in connection with or as a result of (1) fraud, misapplication of funds, illegal acts or willful misconduct on the part of the Lessee or the Construction Agent or (2) any claim by any third party caused by or resulting from the Lessee's or the Construction Agent's actions or failure to act while in possession or control of any such Construction Period Property (it being understood and agreed that the Construction Agent shall be deemed to be in possession and control of each Construction Period Property at all times until such possession and control is relinquished pursuant to the terms of the Operative Agreements) minus (v) any amount relating to such Construction Period Properties expended by the Construction Agent on behalf of the Lessor if the Lessor is obligated to reimburse the Construction Agent for such amount but such reimbursement has not yet occurred. The parties to the Third Amendment (including their successors and assigns) nonetheless acknowledge and agree that

          (x) even though the maximum aggregate recovery from the Credit Parties is limited as aforesaid, the Lessor's right of recovery from the Construction Period Properties (as opposed to any recovery from the Credit Parties) is not so limited (subject to the limitations of all applicable usury laws and the usury savings provisions of the Operative Agreements, including, without limitation, Section 12.16 of the Participation Agreement and Section 30.14 of the Lease), (y) the provisions of this Section 5.4 shall in no way limit or otherwise affect the obligations of the Lessee and the Construction Agent (or the recourse of the Agent, the Lenders and the Holders against the Lessee and the Construction Agent) with respect to the Properties that are not Construction Period Properties (whether such obligations or recourse arise under the Operative Agreements or otherwise) and (z) the provisions of this Section 5.4 shall in no way limit or otherwise affect the right of the Construction Agent under Section 5.3(c) of this Agreement to purchase or cause the Lessee to purchase a Property to cure an Agency Agreement Event of Default regarding such Property (to the extent such Agency Agreement Event of Default is no longer continuing with respect to any other Property remaining subject to this Agreement after such purchase) for an amount equal to the liquidated damages amount set forth in Section 5.3(b) of this Agreement."

          (d) The following is added as subsection 4.1(c) to the Agency
     Agreement:

          "The Construction Agent shall have the option to submit as a Property Cost a requisition for the insurance premiums for insurance required by the Operative Agreements, including without limitation Article XIV of the Lease, to the extent such requisition is otherwise permitted and eligible for funding under the provisions of the Operative Agreements."

     3. Participation Agreement. The Participation Agreement is amended as follows:

          (a) Section 2 of the Participation Agreement is amended by deleting each reference to "three percent (3%)" and replacing each with a reference to "three and four tenths percent (3.4%)";

          (b) Section 5.2(c) of the Participation Agreement is amended by:

               (i) deleting the reference to "ninety-seven percent (97%)" and replacing it with a reference to "ninety-six and six tenths percent (96.6%)";

               (ii) deleting the reference to "twelve percent (12%)" and replacing it with a reference to "eleven and six tenths percent (11.6%)"; and

               (iii) deleting the reference to "three percent (3%)" and replacing it with a reference to "three and four tenths percent (3.4%)";

          (c) Section 7.4 of the Participation Agreement is amended by deleting it in its entirety and replacing it with the following:

          "7.4.  Facility Fee.

               Until the Maturity Date, the Lessee agrees to pay or to cause to be paid to the Agent for the account of (a) the Lenders, respectively, a facility fee (the "Lender Facility Fee") equal to the product of either (i) the average daily Commitment of each Lender (for Tranche A Loans and Tranche B Loans) during the Commitment Period or (ii) after the Commitment Period, the average daily aggregate amount of the Advances of such Lender outstanding until the Maturity Date, in each case multiplied by the applicable percentage set forth in the matrix below per annum and (b) the Holders, respectively, a facility fee (the "Holder Facility Fee") equal to the product of either (i) the average daily Holder Commitment of each Holder during the Commitment Period or
          (ii) after the Commitment Period, the average daily aggregate amount of the Advances of such Holder outstanding until the Maturity Date, in each case multiplied by the applicable percentage set forth in the matrix below per annum. From the Effective Date until the fifth (5th) day after delivery of the first financial statements and Compliance Certificate pursuant to Section 28.1 of the Lease following the consummation of the Merger (which financial statements and Compliance Certificate shall be prepared on a pro forma basis as if the Merger had occurred on the first day of such quarter), such applicable percentage shall be 0.275% for both the Lender Facility Fee and for the Holder Facility Fee. Thereafter, such Facility Fees shall be calculated on the basis of a year of three hundred sixty (360) days for the actual days elapsed and shall be payable in arrears on the last Business Day of each fiscal quarter of the Lessee, commencing with the fiscal quarter first ending after the Effective Date. The Facility Fees shall be reset from time to time at the time of the resetting of the Applicable Margin. If all or a portion of any such Facility Fee shall not be paid when due, such overdue amount shall bear interest, payable by the Lessee on demand, at a rate per annum equal to the ABR (or in the case of Holder Yield, the ABR plus the Applicable Margin for Eurodollar Holder Advances) plus two percent (2%) from the date of such non-payment until such amount is paid in full (as well as before judgment).

                   Ratio of Consolidated                              Lender                Holder
                 Debt to Annualized EBITDA                         Facility Fee          Facility Fee
                ---------------------------                        ------------          ------------
Greater than 3.00 to 1.00                                              0.325%                0.325%

Greater than 2.50 to 1.00 but less than or equal to 3.00               0.300%                0.300%
 to 1.00

Greater than 2.00 to 1.00 but less than or equal to 2.50               0.300%                0.300%
 to 1.00

                   Ratio of Consolidated                              Lender                Holder
                 Debt to Annualized EBITDA                         Facility Fee          Facility Fee
                ---------------------------                        ------------          ------------
Greater than 1.50 to 1.00 but less than or equal to 2.00               0.275%                0.275%
 to 1.00

Greater than 1.00 to 1.00 but less than or equal to 1.50               0.275%                0.275%
 to 1.00

Less than or equal to 1.00 to 1.00                                     0.250%                0.250%"

     (d) Section 8.7(b)(iii) of the Participation Agreement is deleted in its entirety and replaced with the following"

          "(iii) Subject to Section 8.7(c), an amount equal to any payment identified as proceeds of the sale or other disposition (or lease upon the exercise of remedies) of the Properties or any portion thereof, whether pursuant to Article XXII of the Lease or the exercise of remedies under the Security Documents or otherwise, the execution of remedies set forth in the Lease and any payment in respect of excess wear and tear pursuant to
     Section 22.3 of the Lease (whether such payment relates to a period before or after the Construction Period Termination Date) shall be applied and allocated by the Agent first, ratably to the payment of the principal and interest of the Tranche B Loans then outstanding, second, ratably to the payment of the principal and interest of the Tranche A Loans then outstanding, third, to the extent such amount exceeds the maximum amount to be returned pursuant to the foregoing provisions of this paragraph (iii), ratably to the payment to the Holders of the outstanding principal balance of all Holder Advances plus all outstanding Holder Yield with respect to such outstanding Holder Advances, fourth, to any and all other amounts owing under the Operative Agreements to the Lenders under the Tranche B Loans, fifth, to any and all other amounts owing under the Operative Agreements to the Lenders under the Tranche A Loans, sixth, to any and all other amounts owing under the Operative Agreements to the Holders, and seventh, to the extent moneys remain after application and allocation pursuant to clauses first through sixth above, to the Owner Trustee for application and allocation to any and all other amounts owing to the Holders or the Owner Trustee and as the Holders shall determine; provided, where no Event of Default shall exist and be continuing and a prepayment is made for any reason with respect to less than the full amount of the outstanding principal amount of the Loans and the outstanding Holder Advances, the proceeds shall be applied and allocated ratably to the Lenders and to the Holders."

     (e) The first sentence of Section 10.1 is deleted and replaced with the following sentence:

               "Each Lender may participate, assign or transfer all or a portion of its interest hereunder and under the other Operative Agreements in accordance with Sections 9.7 and 9.8 of the Credit Agreement; provided, at such time each participant, assignee or transferee must obtain an equal percentage of such Lender's interest in the Available Commitments for Tranche A Loans, all outstanding Tranche A Loans, the Available Commitments for Tranche B Loans and all outstanding Tranche B Loans and in the Lessee Credit Agreement; provided, further, any such participation, assignment or transfer of an interest under the Lessee Credit Agreement must also satisfy the requirements of the Lessee Credit Agreement. (As an example, if a Lender holds under the Lessee Credit Agreement, a commitment percentage of 12.5% of each facility thereunder and under the Credit Agreement a commitment percentage of 12.0% regarding each of the Tranche A Commitments and the Tranche B Commitments and if such Lender desires to sell an assignment of 20.0% of its interests under the Lessee Credit Agreement and the Credit Agreement, then such Lender shall sell under the Lessee Credit Agreement an interest of 2.5% of all available commitments and of all outstandings thereunder, assuming all other requirements are met thereunder, and under the Credit Agreement an interest of 2.4% of all of the Available Commitments for Tranche A Loans and all outstanding Tranche A Loans and an interest of 2.4% of all of the Available Commitments for Tranche B Loans and all outstanding Tranche B Loans.)" and

          (f) A new Section 11.6 is added as follows:

     "11.6. INDEMNITY PRIOR TO COMPLETION DATE / CONSTRUCTION PERIOD TERMINATION DATE.

  NOTWITHSTANDING THE PROVISIONS OF SECTIONS 11.1, 11.2, 11.3, 11.4 AND 11.5, THE OWNER TRUSTEE SHALL BE THE ONLY BENEFICIARY OF THE PROVISIONS SET FORTH IN SECTIONS 11.1, 11.2, 11.3, 11.4 AND 11.5 WITH RESPECT TO ANY CLAIM ARISING THEREUNDER FOR THE PERIOD PRIOR TO THE EARLIER TO OCCUR OF THE APPLICABLE COMPLETION DATE AND THE CONSTRUCTION PERIOD TERMINATION DATE RELATED TO THE APPLICABLE PROPERTY. NOTWITHSTANDING THE FOREGOING, TO THE EXTENT THAT THE OWNER TRUSTEE BECOMES OBLIGATED TO ANY INDEMNIFIED PERSON PURSUANT TO THE NEXT SUCCEEDING PARAGRAPH OF SECTION 11.6, THE OWNER TRUSTEE SHALL BE ENTITLED TO FURTHER INDEMNITY FROM THE INDEMNITY PROVIDER UNDER SECTIONS 11.1, 11.2, 11.3,
11.4 AND 11.5, AS APPLICABLE, WITH RESPECT TO ALL AMOUNTS OWING OR PAID BY IT UNDER THIS SECTION 11.6.

  TO THE EXTENT THE INDEMNITY PROVIDER IS NOT OBLIGATED TO INDEMNIFY ANY INDEMNIFIED PERSON WITH RESPECT TO CLAIMS ARISING UNDER SECTIONS 11.1, 11.2, 11.3, 11.4 OR 11.5, PRIOR TO THE EARLIER TO OCCUR OF THE APPLICABLE COMPLETION DATE OR CONSTRUCTION PERIOD TERMINATION DATE, THE OWNER TRUSTEE SHALL PROVIDE SUCH INDEMNITIES IN FAVOR OF SUCH INDEMNIFIED PERSON IN ACCORDANCE WITH THE RELEVANT PROVISIONS OF SECTIONS 11.1, 11.2, 11.3, 11.4 OR 11.5 AS THE CASE MAY BE. IT IS ACKNOWLEDGED AND AGREED THAT ANY AMOUNT FOR WHICH THE OWNER TRUSTEE BECOMES OBLIGATED TO ANY INDEMNIFIED PERSON PURSUANT HERETO SHALL BECOME A CLAIM FOR WHICH THE OWNER TRUSTEE IS ENTITLED TO INDEMNITY FROM THE INDEMNITY PROVIDER.

    THE INDEMNITY OBLIGATIONS UNDERTAKEN BY THE OWNER TRUSTEE PURSUANT TO THIS
SECTION 11.6 ARE IN ALL RESPECTS SUBJECT TO THE LIMITATIONS ON LIABILITY REFERENCED IN SECTION 12.9."

4. Appendix A to the Participation Agreement. Appendix A to the Participation Agreement is amended as follows:

          (a) by deleting the phrase "in no event shall the Expiration Date be later than the fifth annual anniversary of the Initial Closing Date," from the definition of Expiration Date and replacing it with the following: "in no event shall the Expiration Date be later than the fifth annual anniversary of the Effective Date,";

          (b) by adding the following definitions in appropriate alphabetical order:

          ""Direct Ground Lease" shall have the meaning specified in the Third Amendment.";

          ""Effective Date" shall have the meaning specified in the Third Amendment.";

          ""Indirect Ground Lease" shall have the meaning specified in the Third Amendment.";

          ""Land Cost" shall have the meaning specified in Section 5.4 of the Agency Agreement.";

          ""Maximum Amount" shall have the meaning specified in Section 5.4 of the Agency Agreement.";

          ""Merger" shall mean the merger of Physician Reliance Network, Inc. with and into Diagnostic Acquisition, Inc. pursuant to that certain Agreement and Plan of Merger by and among Physician Reliance Network, Inc., American Oncology Resources, Inc. and Diagnostic Acquisition, Inc., dated as of December 11, 1998."

          ""Third Amendment" shall mean the Third Amendment to Certain Operative Agreements dated as of May 14, 1999 by and among the parties to the Participation Agreement as of such date, to be effective on the Effective Date.

          ""Total Commitments" shall mean the aggregate of the Lender Commitments and the Holder Commitments.";

          (c) by deleting the reference to "$2,250,000;" in the definition of Holder Commitment and replacing it with the following: "the aggregate committed amount set forth in Schedule I to the Trust Agreement, as such
     Schedule I may be amended and replaced from time to time;";

          (d) by deleting the reference to "$72,750,000;" in the definition of Lender Commitment and replacing it with the following: "the aggregate committed amount set forth in Schedule 1.1 to the Credit Agreement, as such
     Schedule 1.1 may be amended and replaced from time to time;";

          (e) by deleting the text after "(ii)" in the definition of Construction Period Termination Date and replacing it with the following:
     "the second anniversary of the Effective Date or (b) such later date as shall be agreed by the Majority Secured Parties.";

          (f) The definition for "Applicable Margin" is deleted in its entirety and replaced with the following:

               ""Applicable Margin" shall mean, at any time with respect to any Eurodollar Loan or any Eurodollar Holder Advances, the applicable percentage points as determined under the following matrix with reference to the ratio of Consolidated Debt to Annualized EBITDA calculated as provided below:

             Ratio of Consolidated                 Applicable Margin for    Applicable Margin for    Applicable Margins for
                    Debt to                              Eurodollar               Eurodollar               Eurodollar
               Annualized EBITDA                      Tranche A Loans          Tranche B Loans           Holder Advances
             ----------------------                ----------------------   ----------------------   -----------------------
Greater than 3.00 to 1.00                                   1.550%                   1.925%                    2.300%

Greater than 2.50 to 1.00 but less than or                  1.450%                   1.825%                    2.200%
 equal to 3.00 to 1.00

Greater than 2.00 to 1.00 but less than or                  1.325%                   1.700%                    2.075%
 equal to 2.50 to 1.00

Greater than 1.50 to 1.00 but less than or                  1.225%                   1.600%                    1.975%
 equal to 2.00 to 1.00

Greater than 1.00 to 1.00 but less than or                  1.100%                   1.475%                    1.850%
 equal to 1.50 to 1.00

Less than or equal to 1.00 to 1.00                          1.000%                   1.375%                    1.750%

               From the Effective Date until the fifth (5th) day after receipt by the Agent of the first financial statements and Compliance Certificate pursuant to Section 28.1 of the Lease following the consummation of the Merger (which financial statements and Compliance Certificate shall be prepared on a pro forma basis as if the Merger had occurred on the first day of such quarter), the Applicable Margin shall be 1.225% (for the Eurodollar Tranche A Loans), 1.600% (for the Eurodollar Tranche B Loans) and 1.975% (for the Eurodollar Holder Advances). Thereafter, the Applicable Margin shall be reset from time to time in accordance with the above matrix on the fifth (5th) day after receipt by the Agent in accordance with Section 28.1 of the Lease of financial statements together with a Compliance Certificate (reflecting the computation of the ratio of Consolidated Debt to

          Annualized EBITDA as of the last day of the preceding fiscal quarter or fiscal year, as appropriate)."; and

          (g) The definition for "Lessee Credit Agreement" is amended by deleting it in its entirety and replacing it with the following:

               ""Lessee Credit Agreement" shall mean that certain Fourth Amended and Restated Loan Agreement dated as of the date of the Third Amendment among AOR, the various lenders parties thereto from time to time and First Union National Bank, as the agent thereunder, as such may hereafter be amended, modified, supplemented, restated and/or refinanced or otherwise replaced from time to time."

  5.  Trust Agreement.  The Trust Agreement is amended as follows:

          (a) Exhibit A to the Trust Agreement is amended by deleting it in its entirety and replacing it with Exhibit A attached hereto; and

          (b) Schedule I to the Trust Agreement is amended by deleting it in its entirety and replacing it with Exhibit B attached hereto.

  6.  Credit Agreement.  The Credit Agreement is amended as follows:

          (a) Section 2.5(a) of the Credit Agreement is amended by deleting the reference to "ninety-seven percent (97%)" and replacing it with a reference to "ninety-six and six tenths percent (96.6%)";

          (b) Exhibit A-1 and Exhibit A-2 to the Credit Agreement are amended by deleting them in their entirety and replacing them respectively with Exhibit C-1 and Exhibit C-2 attached hereto; and

          (c) Schedule 1.1 to the Credit Agreement is amended by deleting it in its entirety and replacing it with Exhibit D attached hereto.

  7.  Lease Agreement.  The Lease Agreement is amended as follows:

          (a) The first paragraph of Section 2.2 is edited by removing the phrase "Initial Closing Date," and replacing it with the following:
     "Effective Date," and

          (b) The first sentence of the second paragraph of Section 2.2 of the Lease is amended by deleting the reference to "Initial Closing Date" and replacing it with a reference to "Effective Date".

  8. Security Agreement. The Preliminary Statement of the Security Agreement is amended by deleting the references to "$72,750,000" and "$2,250,000" and replacing them with references to "the aggregate Lender Commitments from time to time" and "the aggregate Holder Commitments from time to time" respectively.

  9. Effective Date. The effective date for this Amendment (the "Effective Date") shall be the date as of which the following conditions precedent have been satisfied or waived by the Agent (provided, that any such waiver shall require subsequent satisfaction (unless expressly stated to be a permanent waiver) of any such condition so waived; provided, further, if the Effective Date does not occur prior to August 1, 1999 then there shall be no Effective Date and none of the Assignments nor this Amendment shall have any further force or effect; provided, further, from and after the Effective Date, the obligations of the Credit Parties shall not be subject to any conditions contained in this
Section 9 which are required to be performed by any Credit Party):

          (a) The Fourth Amended and Restated Loan Agreement dated as of or about the date hereof among First Union National Bank, as administrative agent thereunder, First Chicago Capital Markets, Inc., as syndication agent thereunder, the various lenders thereunder and American Oncology Resources, Inc., as borrower thereunder, shall be in full force and effect;

          (b) All entities subject to the requirements of Section 5.8 of the Participation Agreement prior to the Effective Date shall have satisfied in full all such requirements;

          (c) Each of the Lessee, the Guarantor and each Tranche A Guarantor shall have delivered or caused to be delivered to the Agent (i) copies of good standing certificates or certificates of existence from their respective states of incorporation and their respective principal places of business, (ii) an Officer's Certificate of all of the Credit Parties certifying as to the correctness of the representations and warranties of each Credit Party set forth in the Operative Agreements (except for any such representations and warranties which relate solely to an earlier time) and certifying that no Default or Event of Default shall have occurred and be continuing, (iii) secretary's certificates regarding charter documents, by-laws, resolutions and incumbency and (iv) an opinion of counsel, in each case with respect to the foregoing subsections (i), (ii), (iii) and (iv) in form and substance reasonably satisfactory to the Agent;

          (d) The Lessee shall have delivered or caused to be delivered to the Agent such of the following as shall be reasonably requested by the Agent:
     (i) amendments to Uniform Commercial Code financing statements and fixture filings, (ii) amendments to the memoranda of Lease and Lease Supplements,
     (iii) amendments to the Mortgage Instruments and (iv) (A) endorsements to existing title policies (or binding commitments for such endorsements) and/or newly issued title policies (or binding commitments for such title policies), in each case with respect to the Properties or (B) to the extent Lessee shall fail to secure such endorsements or policies, opinions of counsel from the states in which the Properties are located, in each case with respect to the foregoing subsections (i), (ii), (iii) and (iv) in form and substance reasonably satisfactory to the Agent;

          (e) Each of the Loan Assignment to First Union, the Holder Advance Assignment to First Union, the Loan Assignment to the New Lenders and the Holder Advance Assignment to the New Holders (in each case in form and substance reasonably satisfactory to the Agent) shall have been delivered to the Agent and shall be in full force and effect;

          (f) Replacement Certificates and Notes in favor of the Holders and Lenders, respectively, shall have been delivered to the Agent and shall be in full force and effect;

          (g) The Lessee shall have delivered no less than three (3) Business Days notice to the Agent identifying the specific date as of which the Effective Date shall occur, and the Agent shall be responsible for promptly forwarding such notice to each Lender, Holder, Prior Lender and Prior Holder; and

          (h) Any other documents or items in connection with matters relating to this Amendment, reasonably required by the Agent, shall have been delivered to the Agent.

  10. Ground Leases. The Operative Agreements provide that a Property may be subject to a Ground Lease provided the Ground Lease is in a form and substance satisfactory to the Agent. The parties hereto acknowledge that a proposed Ground Lease may either be a direct Ground Lease from a ground lessor to the Lessor (a "Direct Ground Lease") or a Ground Lease from a ground lessor to the Lessee (or any Subsidiary of any Credit Party) that is subsequently sub-ground leased to the Lessor (an "Indirect Ground Lease"). All references in the Operative Agreements to a Ground Lease shall be deemed to be a reference to either a Direct Ground Lease or an Indirect Ground Lease, as applicable.

  11. Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart provided, that to the extent this Amendment constitutes chattel paper (as such term is defined in the Uniform Commercial Code), no Lien on this Amendment may be created or perfected through the transfer or possession of any counterpart hereof other than the counterpart bearing the receipt therefor executed by the Agent on the signature page hereof, which counterpart shall constitute the only "original" hereof for purposes of the Uniform Commercial Code.

  12. Continued Effectiveness of Operative Agreements. Except as modified hereby, all of the terms and conditions of the Operative Agreements shall remain in full force and effect.

  13. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of North Carolina except as to Section 5 of this Amendment and the Trust Agreement which shall be governed by, and construed in accordance with, the laws of the State of Utah.

  14. No Novation. After the effective date of the Assignments and after the effective date of this Amendment, the parties to this Amendment intend for the Loans, the Holder Advances and the other obligations evidenced by the Operative Agreements to constitute the same Loans, Holder Advances and other such obligations that existed prior to the effective date of the Assignments and prior to the effective date of this Amendment and not to constitute a novation.

  15. Ratification. Although not required due to the authority granted to the Agent pursuant to Section 8.6 of the Participation Agreement and Section 7 of the Credit Agreement, each Holder and each Lender which is a party to this Amendment hereby ratifies the actions of the Agent regarding the Agent's execution and delivery of the amendments to the Mortgage Instruments and all matters related thereto and/or to this Amendment.



        [The remainder of this page has been intentionally left blank.]

  IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered as of the date first above written.

                    AOR SYNTHETIC REAL ESTATE, INC., as the Construction Agent, as the Lessee and as a Tranche A Guarantor

                    AMERICAN ONCOLOGY RESOURCES, INC.,
                    as the Guarantor and as a Tranche A Guarantor

                    AOR REAL ESTATE, INC., as a Tranche A Guarantor

                    AOR, INC., as a Tranche A Guarantor

                    RMCC CANCER CENTER INC., as a Tranche A Guarantor

                    AOR MANAGEMENT COMPANY OF OREGON, INC.,
                    as a Tranche A Guarantor

                    AOR MANAGEMENT COMPANY OF INDIANA, INC., as a Tranche A Guarantor

                    AOR MANAGEMENT COMPANY OF MISSOURI, INC., as a Tranche A Guarantor

                    AOR MANAGEMENT COMPANY OF ARIZONA, INC., as a Tranche A Guarantor

                    AOR MANAGEMENT COMPANY OF SOUTH CAROLINA, INC., as a Tranche A Guarantor

                    AOR MANAGEMENT COMPANY OF OKLAHOMA, INC., as a Tranche A Guarantor

                    AOR MANAGEMENT COMPANY OF PENNSYLVANIA, INC., as a Tranche A Guarantor

                    AOR MANAGEMENT COMPANY OF VIRGINIA, INC., as a Tranche A Guarantor

                    AOR MANAGEMENT COMPANY OF NORTH CAROLINA, INC., as a Tranche A Guarantor

                    AOR MANAGEMENT COMPANY OF NEW YORK, INC., as a Tranche A Guarantor

                    AOR MANAGEMENT COMPANY OF FLORIDA, INC., as a Tranche A Guarantor

                    AOR MANAGEMENT COMPANY OF NEVADA, INC.,
                    as a Tranche A Guarantor

                    AOR HOLDING COMPANY OF INDIANA, INC.,
                    as a Tranche A Guarantor

                    AOR MANAGEMENT COMPANY OF TEXAS, INC.,
                    as a Tranche A Guarantor

                          [SIGNATURE PAGES CONTINUED]

                    AOR MANAGEMENT COMPANY OF CENTRAL FLORIDA, INC., as a Tranche A Guarantor

                    AOR MANAGEMENT COMPANY OF OHIO, INC.,
                    as a Tranche A Guarantor

                    AOR MANAGEMENT COMPANY OF KANSAS, INC.,
                    as a Tranche A Guarantor

                    AORT HOLDING COMPANY, INC., as a Tranche A Guarantor

                    AORIP, INC., as a Tranche A Guarantor

                    GREENVILLE RADIATION CARE, INC.,
                    as a Tranche A Guarantor

                    By:
                       --------------------------------------------
                    Name:    L. Fred Pounds
                    Title:   Treasurer of each of the foregoing Entities


                    AOR OF TEXAS MANAGEMENT LIMITED PARTNERSHIP, a Texas limited partnership, as a Tranche A Guarantor

                    By:  AOR MANAGEMENT COMPANY OF TEXAS, INC.,
                    a Delaware corporation, as general partner

                    By:
                       --------------------------------------------
                    Name:    L. Fred Pounds
                    Title:   Treasurer


                    AOR OF INDIANA MANAGEMENT PARTNERSHIP,
                    an Indiana general partnership, as a Tranche A Guarantor

                    by: AOR MANAGEMENT COMPANY OF INDIANA, INC., a Delaware corporation, as general partner

                    By:
                       --------------------------------------------
                    Name:    L. Fred Pounds
                    Title:   Treasurer


                    By: AOR HOLDING COMPANY OF INDIANA, INC., a Delaware corporation, as general partner

                    By:
                       --------------------------------------------
                    Name:    L. Fred Pounds
                    Title:   Treasurer

                          [Signature pages continued]

                    FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, but solely as Owner Trustee under the AOR Trust 1997-1


                    By:
                       --------------------------------------------
                    Name:
                          -----------------------------------------
                    Title:
                          -----------------------------------------

                          [Signature pages continued]

                    FIRST UNION NATIONAL BANK, as a Lender
                    and as a Holder


                    By:
                       --------------------------------------------
                    Name:
                         ------------------------------------------
                    Title:
                         ------------------------------------------


                          [SIGNATURE PAGES CONTINUED]

                    THE FIRST NATIONAL BANK OF CHICAGO,
                    as a Lender and as a Holder


                    By:
                       --------------------------------------------
                    Name:
                         ------------------------------------------
                    Title:
                         ------------------------------------------


                          [SIGNATURE PAGES CONTINUED]

                    COOPERATIEVE CENTRALE
                    RAIFFEISEN-BOERENLEENBANK B.A.
                    "Rabobank Nederland", NEW YORK BRANCH,
                    as a Lender and as a Holder


                    By:
                       --------------------------------------------
                    Name:
                         ------------------------------------------
                    Title:
                          -----------------------------------------

                    By:
                       --------------------------------------------
                    Name:
                         ------------------------------------------
                    Title:
                          -----------------------------------------

                          [SIGNATURE PAGES CONTINUED]

                    BANKERS TRUST COMPANY,
                    as a Lender


                    By:
                       --------------------------------------------
                    Name:
                         ------------------------------------------
                    Title:
                          -----------------------------------------


                          [SIGNATURE PAGES CONTINUED]

                    WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, as a Lender


                    By:
                       --------------------------------------------
                    Name:
                         ------------------------------------------
                    Title:
                          -----------------------------------------


                          [SIGNATURE PAGES CONTINUED]

                    CHASE BANK OF TEXAS NATIONAL ASSOCIATION, as a Lender and as a Holder


                    By:
                       --------------------------------------------
                    Name:
                         ------------------------------------------
                    Title:
                          -----------------------------------------


                          [SIGNATURE PAGES CONTINUED]

                    NATIONSBANK, N.A.,
                    as a Lender


                    By:
                       --------------------------------------------
                    Name:
                         ------------------------------------------
                    Title:
                          -----------------------------------------


                          [SIGNATURE PAGES CONTINUED]

                    CREDIT LYONNAIS NEW YORK BRANCH,
                    as a Lender


                    By:
                       --------------------------------------------
                    Name:
                         ------------------------------------------
                    Title:
                          -----------------------------------------


                          [SIGNATURE PAGES CONTINUED]

                    U.S. BANK NATIONAL ASSOCIATION,
                    as a Lender


                    By:
                       --------------------------------------------
                    Name:
                         ------------------------------------------
                    Title:
                          ----------------------------------------


                           [SIGNATURE PAGES CONTINUED

     Receipt of the original counterpart of the foregoing Amendment is hereby acknowledged on this ____ day of ______________, 1999./1/


                                   FIRST UNION NATIONAL BANK, as Agent


                                   By:
                                      ----------------------------------
                                      Name:
                                           -----------------------------
                                      Title:
                                            ----------------------------
------------
/1/ This acknowledgment is executed in the original counterpart only.